UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of shareholders of First Citizens BancShares, Inc. ("BancShares") was held on April 28, 2019. At the meeting, BancShares' shareholders voted on:
• the election of 11 directors for terms of one year each;
• a non-binding advisory “say-on-pay” proposal to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting; and
• a proposal to ratify the appointment of Dixon Hughes Goodman LLP as BancShares’ independent public accountants for 2020.

The following tables reflect the final results of the voting at the Annual Meeting.

ELECTION OF DIRECTORS
Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
John M. Alexander, Jr.	21,952,525	242,167	1,971,282
Victor E. Bell III	21,471,671	723,021	1,971,282
Peter M. Bristow	21,982,519	212,173	1,971,282
Hope H. Bryant	21,979,744	214,948	1,971,282
H. Lee Durham, Jr.	15,771,381	6,423,311	1,971,282
Daniel L. Heavner	19,680,846	2,513,846	1,971,282
Frank B. Holding, Jr.	22,023,713	170,979	1,971,282
Robert R. Hoppe	22,119,022	75,670	1,971,282
Floyd L. Keels	22,091,711	102,981	1,971,282
Robert E. Mason IV	21,627,621	567,071	1,971,282
Robert T. Newcomb	18,937,801	3,256,891	1,971,282

"SAY-ON-PAY" PROPOSAL
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2020 Annual Meeting proxy statement	21,943,506	127,060	124,126	1,971,282

APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of independent accountants for 2019	24,119,159	40,509	6,306	0

Item 9.01. Financial Statements and Exhibits
        (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	May 1, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer